                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

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      14a-6(e)(2))
|X|   Definitive Proxy Statement
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[ ]   Soliciting Material Pursuant to Section 240.14a-12

                                  netGuru, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No fee required

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
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    paid previously. Identify the previous filing by registration statement
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

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887

                                October 15, 2001

To Our Stockholders:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of netGuru, Inc., which will be held at 10:00 a.m. on November 15, 2001, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887. All holders of our outstanding common stock as of September 28, 2001 are entitled to vote at the Annual Meeting.

         Enclosed is a copy of the Notice of Annual Meeting of Stockholders, proxy statement and proxy card. A current report on our business operations will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                                     Sincerely,
                                                     /s/ Amrit K. Das
                                                     Chief Executive Officer

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 15, 2001
                                 --------------

         NOTICE IS HEREBY GIVEN that the 2001 annual meeting of stockholders of netGuru, Inc. will be held at 10:00 a.m. local time, on November 15, 2001, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 for the following purposes:

         1.       To elect seven directors to our Board of Directors;

         2. To ratify the appointment of KPMG LLP, independent auditors, to audit our consolidated financial statements for the fiscal year beginning April 1, 2001; and

         3. To transact such other business as may properly come before the annual meeting or any adjournment or adjournments thereof.

         Our Board of Directors has fixed the close of business on September 28, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.

         For Proposal 1, the election of the members of our board of directors, the seven nominees receiving the highest vote totals will be elected.

                                              By Order of the Board of Directors
                                              /s/ Amrit K. Das
                                              Chief Executive Officer

Yorba Linda, California
October 15, 2001

                             YOUR VOTE IS IMPORTANT
                             ----------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 15, 2001
                                 --------------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of netGuru, Inc., a Delaware corporation, or netGuru, for use at the 2001 annual meeting of stockholders to be held at 10:00 a.m., local time, on November 15, 2001, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, and at any adjournments or postponements of the meeting. When the enclosed proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the seven nominees listed on the proxy. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised at the meeting by providing written notice of revocation to the Secretary of netGuru, by issuing a subsequent proxy or by voting at the annual meeting in person.

         At the close of business on September 28, 2001, the record date for determining stockholders entitled to notice of and to vote at the annual meeting, we had issued and outstanding 16,920,848 shares of common stock, $.01 par value per share held by 131 holders of record. Each share of common stock entitles the holder of that share to one vote on any matter coming before the annual meeting. Only stockholders of record at the close of business on September 28, 2001 are entitled to notice of and to vote at the annual meeting or at any adjournments thereof.

         Under Delaware law and our bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and voting on any matter will constitute the act of the stockholders provided the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" a proposal exceeds the votes "against" a proposal. Abstentions will have no effect on Proposal 1, the election of directors, because directors are elected by a plurality vote.

         We will pay the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by our directors, officers and regular employees who will not be additionally compensated for these services. We anticipate that this proxy statement and accompanying proxy card will be mailed on or about October 15, 2001 to all stockholders entitled to vote at the annual meeting.

          The matters to be considered and acted upon at the annual meeting are referred to in the preceding notice and are more fully discussed below.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the seven nominees listed in this proxy statement unless a contrary instruction is made on the proxy. If for any reason, one or more of these nominees is unavailable as a candidate for director, an event which we do not anticipate, the person named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. All of the nominees for director are, currently directors of netGuru.

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is certain information regarding our directors (who are all nominees for re-election) and executive officers.

       NAME                       AGE                                  POSITION
       ----                       ---                                  --------
Amrit K. Das                      55      Chief Executive Officer and Chairman of the Board of Directors

Jyoti Chatterjee                  45      President, Chief Financial Officer, Chief Operating Officer and
                                          Director

Clara Young                       46      Secretary, Vice President and Chief Administrative Officer

Santanu Das                       28      Corporate Vice President, President, Engineering, Collaboration
                                          and Animation Software, and Director

Stephen Owen                      42      Corporate Vice President, President of European Operations and
                                          Director

Charles Sleichter III             55      Vice President, Marketing Communications and Marketing
                                          Strategies

Bruce E. Cummings                 52      Director

Garret W. Vreeland                42      Director

John J. Pepin                     60      Director

         AMRIT K. DAS is the founder of netGuru and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in 1981. Mr. Das also served as our President since its inception until March 15, 1999. Mr. Das holds a B.S. in Civil/Structural Engineering from Calcutta University, India and an M.S. in Structural Engineering from the University of South Carolina.

         JYOTI CHATTERJEE has served as our President since March 1999, as our Chief Operating Officer and as a director since April 1990 and as our Chief Financial Officer since March 2001. From April 1990 to March 1999, Mr. Chatterjee served as our Executive Vice President. From 1985 to 1990, Mr. Chatterjee served as our Chief Consulting Engineer. Mr. Chatterjee holds a B.S. in Structural Engineering from the Indian Institute of Technology and an M.S. in Structural Engineering from the University of Pennsylvania.

         CLARA YOUNG has served as our Vice President and Chief Administrative Officer since January 2001 and as Secretary since March 2001. Ms. Young served as our Vice President, Administration since December 1987. Prior to that Ms. Young served as program analyst with The Technical Group, Inc. from December 1982 to December 1987. Ms. Young holds a B.S. in Computer Science from California State University, Fullerton.

         SANTANU DAS has served as our Corporate Vice President and President, Engineering, Collaboration and Animation Software since January 2001 and as a director since September 1996. Mr. Das served as our Manager of New Technology from May 1997 until June 1999. Prior to that, Mr. Das served as a Senior Engineering Analyst for our company from 1991 to April 1997. Mr. Das holds a B.S. in Structural Engineering from the University of Southern California and an M.S. in Structural Engineering from the Massachusetts Institute of Technology. Santanu Das is the son of our Chief Executive Officer, Amrit Das.

         STEPHEN OWEN has served as our Corporate Vice President and Director since September 2001 and President of European Operations since October 1999. He served as Senior Vice President from October 1999 to September 2001. Prior to that, he served as our Director of European Operations from 1987 to 1999. Mr. Owen holds a B.S. in Civil Engineering from the University College Swansea, United Kingdom.

         CHARLES SLEICHTER III has served as our Vice President, Marketing Communications and Marketing Strategies since January 2000. Prior to joining us, Mr. Sleichter served, as an independent contractor, as Chief Operating Officer, Senior Executive-Creative & Marketing Strategy for VPC Communications from August 1999 to December 1999. From September 1997 to July 1999, Mr. Sleichter served as Director of Business Development for J.B. Research/Relaxor. From 1996 to 1997, he served as an adjunct professor in the Department of Communications, Film and Television of California State University, Fullerton. Mr. Sleichter holds a B.A. in Communications and an M.A. in Mass Communications, Electronic Media from California State University, Fullerton.

         BRUCE E. CUMMINGS has served as one of our directors since 1996. Mr. Cummings is the Principal of Bruce Cummings Associates, management and marketing consultants. Prior to that, Mr. Cummings served as the President and Chief Executive Officer of Portrait Display Labs, Inc., a manufacturer of special purpose computer monitors that he co-founded, from 1992 to June 1997. Mr. Cummings is currently a member of the Advisory Board for Europe Direct, the European Direct Marketing Conference. Mr. Cummings holds a B.S. in Marketing from California State University at Long Beach.

         GARRET VREELAND has served as one of our directors since December 2000. Mr. Vreeland is the Vice President of U.S. Advertising Sales at Terra Lycos, a global Internet network. He has been with Terra Lycos since June 1998. From November 1995 to June 1998, Mr. Vreeland was in advertising sales at Time, Inc. Mr. Vreeland holds a B.S. in Marketing from University of Vermont.

         JOHN PEPIN has served as one of our directors since September 2001. Dr. Pepin is the Dean of the Fogelman College of Business and Economics, University of Memphis. He has been serving as the Dean since December 1, 1999. Prior to becoming Dean, he served the University as a Professor of Marketing, teaching numerous marketing and marketing management courses. He has business experience in automobile leasing, real estate, and agri-business, plus numerous consulting and expert witness engagements. Dr. Pepin holds a B.B.A. and M.B.A. from the University of Memphis, and a Ph.D. in Business Administration from the University of Mississippi.

         All directors hold office until the next annual stockholders' meeting or until their respective successors are elected or until their earlier death, resignation or removal. Our officers are appointed by, and serve at the discretion of, our Board of Directors.

MEETINGS OF OUR BOARD OF DIRECTORS AND COMMITTEES

         Our Board of Directors held no meetings during the fiscal year ended March 31, 2001, and took action by unanimous written consent on three occasions.

         Our Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. Our Board of Directors does not have a nominating committee. Our entire Board of Directors selects the nominees for the Board of Directors.

         Our Audit Committee makes recommendations to our Board of Directors regarding the appointment of our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our consolidated financial statements for each interim period, and reviews and evaluates our internal audit and control functions. Our Audit Committee currently consists of Bruce Cummings, Garret Vreeland and John Pepin. Our Audit Committee held no meetings during the fiscal year ended March 31, 2001.

         In September 2001, our Board of Directors approved and adopted an audit committee charter, which is attached to this proxy statement as APPENDIX A.

         Our Compensation Committee makes recommendations to our Board of Directors concerning salaries and incentive compensation for our employees and consultants. The Compensation Committee currently consists of Amrit Das and Bruce Cummings. Our Compensation Committee held no meetings during the fiscal year ended March 31, 2001.

         Our Stock Option Committee selects the persons to receive options under our stock option plans and establishes the number of shares, exercise price, vesting period and other terms of the options granted under these plans. Our Stock Option Committee consists of Amrit Das and Bruce Cummings. Although our Stock Option Committee did not take any action during the fiscal year ended March 31, 2001, our Board of Directors took action relating to our stock option plans by written consent on one occasion.

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us during the fiscal year ended March 31, 2001 by our independent auditors, KPMG LLP:

        Audit Fees                                           $ 182,000 (a)
        Financial Information Systems Design and             $       0
        Implementation Fees
        All Other Fees                                       $  84,000 (b)
                                                             ---------
--------------------------

(a) Includes fees for the audit of our annual consolidated financial statements for the year ended March 31, 2001, and the reviews of the condensed consolidated financial statements included in our quarterly reports on Forms 10-QSB for the year ended March 31, 2001.
(b) The audit committee has considered whether the provision of these services is compatible with maintaining the auditors' independence.

DIRECTORS' COMPENSATION

         Our directors do not currently receive any cash compensation for their service on our Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings. We may also periodically award options to our directors under our existing stock option plan and otherwise.

         During the fiscal year ended March 31, 2001, we granted options to our directors as follows: 30,000 to each of Amrit Das, Jyoti Chatterjee and Santanu Das, 12,000 to Stephen Owen and 10,000 to Garret Vreeland.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities and to furnish us with copies of all Section 16(a) forms that they file.

         Based solely on a review of copies of the reports furnished to us during the fiscal year ended March 31, 2001 and thereafter, or any written representations received by us from a director, officer or beneficial owner of more than 10% of our equity securities that no other reports were required, we believe that, during the 2001 fiscal year, all Section 16(a) filing requirements applicable to these reporting persons were complied with, except that (i) Stephen Owen failed to file on a timely basis, a Form 3 upon his appointment as an executive officer in October 1999, a Form 4 to report certain transactions in which he engaged involving our securities in November and December 1999, and a Form 4 to report the grant of options to purchase common stock in December 2000;
(ii) Garret Vreeland failed to file on a timely basis, a Form 3 upon his election as a director in December 2000; and (iii) each of Amrit K. Das, Jyoti Chatterjee, Clara Young and Santanu Das failed to file on a timely basis, a Form 4 to report the grant of options to purchase common stock in December 2000. Such reports have since been filed.

BOARD AUDIT COMMITTEE REPORT

         The audit committee of the Board of Directors of netGuru, Inc. discussed with netGuru's independent auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the audited consolidated financial statements in netGuru's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, the audit committee did not discuss with management or review netGuru's audited consolidated financial statements. The audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and netGuru that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, the audit committee made no recommendation to the Board of Directors as to whether the audited consolidated financial statements should have been included in the Form 10-KSB. However, subsequent to the filing of the Form 10-KSB, the audit committee reviewed the consolidated financial statements and ratified their inclusion in the Form 10-KSB. The audit committee also recommended reappointment, subject to stockholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

AUDIT COMMITTEE:

Bruce E. Cummings
John J. Pepin
Garret W. Vreeland

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning compensation paid to our Chief Executive Officer and to each of our other executive officers who, during the fiscal year ended March 31, 2001, received an annual salary and bonus of more than $100,000 for services rendered to us in all capacities.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                 ANNUAL COMPENSATION              AWARDS
                                              ------------------------------    -----------
                                                               OTHER            SECURITIES
NAME AND                             FISCAL                    ANNUAL           UNDERLYING        ALL OTHER
PRINCIPAL POSITION                    YEAR    SALARY ($)  COMPENSATION($)(1)     OPTIONS (#)    COMPENSATION($)
------------------                    ----    ----------  ------------------     -----------    ---------------
Amrit K. Das                          2001     324,000          73,183              30,000          26,068(2)
  Chief Executive Officer and         2000     322,400              --                  --          28,055(2)
  Chairman of the Board               1999     260,000              --             120,000          16,506(2)

Jyoti Chatterjee                      2001     210,600          36,573              30,000          10,500(3)
  President, Chief Financial          2000     209,160              --                  --           1,116(3)
  Officer and Chief Operating         1999     156,000              --             100,000           9,360(3)
  Officer

Clara Young                           2001     121,500          16,203               9,000           7,290(3)
  Vice President, Chief               2000     121,100              --                  --           8,111(3)
  Administrative Officer              1999     104,000              --              25,500           6,040(3)

Stephen Owen (4)                      2001     107,481          13,344(5)           12,000          30,144(6)
  Corporate Vice President,           2000     111,002          14,475(5)               --          36,619(6)
  President, European Operations

Santanu Das (7)                       2001     124,616              --              30,000          12,627(8)
  Corporate Vice President,
  President, Engineering,
  Collaboration and Animation
  Software
--------------------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each of the executive officers named in the above table, the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.
(2) Represents 401(k) contributions as well as premiums paid by us pursuant to a split-dollar life insurance policy established for the benefit of Amrit Das in the amount of $15,568 in 2001, $16,855 in 2000 and $7,006 in 1999.
(3) Represents 401(k) contributions made by us on behalf of the executive officer.
(4) Information related to fiscal 1999 is omitted since Stephen Owen did not meet the criteria to be included in this table during that year.
(5)  Represents car allowance.
(6)  Represents contributions to pension plan.
(7) Information related to fiscal 1999 and 2000 is omitted since Santanu Das did not meet the criteria to be included in this table during those years.
(8) Represents 401(k) contributions as well as premiums paid by us pursuant to a life insurance policy established for the benefit of Santanu Das in the amount of $5,150 in 2001.

OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table provides information regarding options granted in the fiscal year ended March 31, 2001 to the executive officers named in the summary compensation table. We have never granted any stock appreciation rights.

                               NUMBER OF      PERCENTAGE OF
                               SECURITIES     TOTAL OPTIONS
                               UNDERLYING      GRANTED TO        EXERCISE
                                OPTIONS       EMPLOYEES IN         PRICE      EXPIRATION
NAME                           GRANTED(1)     FISCAL YEAR(2)     PER SHARE       DATE
----                          -----------    ---------------     ---------     --------
Amrit Das                        30,000           5.6%             $3.38        12/7/10
Jyoti Chatterjee                 30,000           5.6%             $3.38        12/7/10
Clara Young                       9,000           1.7%             $3.38        12/7/10
Stephen Owen                     12,000           2.2%             $3.38        12/7/10
Santanu Das                      30,000           5.6%             $3.38        12/7/10
--------------------

(1) Options vest in equal installments annually over three years commencing one year from grant date.
(2) Based on options to purchase 534,000 shares granted to our employees during the fiscal year ended March 31, 2001.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table provides information regarding stock options exercised during the fiscal year ended March 31, 2001 by the executive officers named in the summary compensation table, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                               MARCH 31, 2001               MARCH 31, 2001(1)
                             ACQUIRED ON      VALUE      ---------------------------   ----------------------------
NAME                          EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                          --------      --------     -----------   -------------   -----------    -------------
Amrit Das                         0             0          130,000          70,000        $390,000      $210,000
Jyoti Chatterjee                  0             0          192,667          63,333        $578,000      $190,000
Clara Young                       0             0           68,667          17,333        $206,000      $ 52,000
Stephen Owen                      0             0           66,667          25,333        $200,000      $ 76,000
Santanu Das                       0             0          150,000          50,000        $450,000      $150,000
---------------------

(1) Based on the last reported sale price of underlying securities ($3.00) on March 30, 2001 (the last trading day during our fiscal year) as reported by Nasdaq, minus the exercise price of the options.

EMPLOYMENT AGREEMENTS

         In May 1996, we entered into five-year employment agreements with each of Amrit Das, Jyoti Chatterjee and Clara Young. In June 2001, we entered into new five-year agreements with each of these individuals and in addition entered into a five-year employment agreement with Santanu Das. The new agreements provide that Mr. Amrit Das, Mr. Chatterjee, Ms. Young and Mr. Santanu Das will receive minimum base annual salaries of $312,000, $202,800, $117,000 and $120,000, respectively. Each employment agreement also provides for the grant of an annual bonus with such bonuses, if any, to be determined by the Compensation Committee of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is certain information as of September 28, 2001 regarding the beneficial ownership of our common stock by:

         o        all directors and nominees for director;

         o each of our executive officers named in the summary compensation table in this proxy statement;

         o all directors, nominees for director and executive officers as a group; and

         o each person known by us to own 5% or more of our voting securities.

         To our knowledge, other than as set forth in the following table, there are no other stockholders owning 5% or more of our voting securities.

         Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, and subject to community property laws, where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock subject to options currently exercisable, or exercisable within 60 days after September 28, 2001, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

                                                  AMOUNT AND NATURE        PERCENT OF
NAME OF BENEFICIAL OR IDENTITY OF GROUP        OF BENEFICIAL OWNERSHIP    COMMON STOCK
---------------------------------------        -----------------------    ------------
Amrit K. Das(1)                                        2,689,518            15.8%
Jyoti Chatterjee(2)                                      457,957             2.7%
Bruce E. Cummings(3)                                      20,000                *
Santanu Das(4)                                         2,704,900            15.9%
Stephen Owen(5)                                          150,191                *
Garret Vreeland                                                0                -
John Pepin                                               121,200                *
Clara Young(6)                                           104,039                *
Charles Sleichter III(7)                                  14,000                *
Sormistha Das                                          1,862,924            11.0%
Peter R. Kellogg                                       3,776,500            22.4%
All director nominees and executive                    6,140,605            35.1%
officers as a group (9 persons)(8)
--------------------

*    Less than 1%.
(1) Includes 2,509,518 shares of common stock held by the A. and P. Das Living Trust, 50,000 shares held by the Purabi Das Foundation for which Mr. Das is the trustee and 130,000 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date. Does not include 1,862,924 shares of common stock held by Mr. Das' daughter, Sormistha Das, or 2,704,900 shares of common stock beneficially held by Mr. Das' son, Santanu Das. Mr. Das disclaims beneficial ownership of the shares of common stock held by Sormistha Das and Santanu Das.

(2) Includes 192,667 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date.
(3) Includes 20,000 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date.
(4) Includes 150,000 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date. Mr. Das is the son of Amrit Das, our Chief Executive Officer.
(5) Includes 66,667 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date. Also includes 38,202 shares of common stock separately owned by Mr. Owen's spouse.
(6) Includes 68,667 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date.
(7) Represents 14,000 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date.
(8) Includes 642,001 shares of common stock underlying options, which are exercisable as of September 28, 2001 or within 60 days after such date.

                                   PROPOSAL 2
                              INDEPENDENT AUDITORS

         Our Board of Directors has appointed KPMG LLP, independent auditors, to audit and comment on our consolidated financial statements for the fiscal year beginning April 1, 2001, and to conduct whatever audit functions are deemed necessary pursuant thereto. KPMG LLP audited our 2001 consolidated financial statements included in the 2001 annual report to stockholders.

         It is anticipated that a representative of KPMG LLP will be present at the annual meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We provide digital media production services to Ruby Pictures, Inc. Ruby Pictures is a movie production house owned and operated by the Purabi Das Foundation, Inc., a charitable organization founded by Amrit Das, our Chairman and CEO. We recognized $324,000 in revenue for the fiscal year ended March 31, 2000 related to these services and had a receivable balance due from Ruby Pictures of $284,000 at March 31, 2000. In fiscal 2001, we entered into an agreement with Ruby Pictures to purchase the rights to a digital film produced by Ruby Pictures for $500,000, net of any unreimbursed costs incurred by us in the production of this film. The outstanding receivable balance due from Ruby Pictures was offset against the purchase price, and a net payment was made in April 2001. We plan to use this film as a promotional tool for our digital media and animation services business segment and also plan to generate direct revenues through distribution of this film.

                                  OTHER MATTERS

         Our Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of our annual report to the SEC on Form 10-KSB is available without charge to stockholders and may be obtained by writing to Investor Relations Department, netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887.

                              STOCKHOLDER PROPOSALS

         Pursuant to Regulation 14a-8 of the SEC, proposals by stockholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by July 11, 2002, in order to be considered for inclusion our proxy materials. Such proposals shall be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the SEC governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than September 22, 2002. If a stockholder fails to so notify us of any such proposal prior to such date, our management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in our proxy statement).

         STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors

                                              /s/ Amrit K. Das
                                              Chief Executive Officer

Yorba Linda, California
October 15, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

         1. Members. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the NASD's definition of "independent." Each member of the Company's audit committee must be financially literate and one member of the audit committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

         2. Purposes, Duties, and Responsibilities. The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

                  (a) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

                  (b) Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters.

                  (c) Review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

                  (d) Review and discuss with management and the independent auditors the Company's annual audited consolidated financial statements, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

                  (e) Review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors' interim review procedures prior to the filing of each Form 10-QSB or as soon thereafter as possible.

                  (f) Review the adequacy of the Company's internal controls.

                  (g) Review significant changes in the accounting policies of the Company and accounting and financial reporting rule change that may have a significant impact on the Company's financial reports.

                  (h) Review material pending legal proceedings involving the Company and other contingent liabilities.

                  (i) Review the adequacy of the Audit Committee Charter on an annual basis.

         3. Meetings. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditors at least annually. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

                                  NETGURU, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of netGuru, Inc. ("Company") hereby constitutes and appoints Amrit K. Das, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2001 Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, on November 15, 2001, at 10:00 a.m. local time, and at any adjournments thereof, upon the following:

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
[X] Please mark your
    votes as in this
    example

           FOR all nominees              WITHHOLD
        listed at right, except         AUTHORITY
           as marked to the       to vote for all nominees
            contrary below           listed at right
1. To elect     +--+                        +--+         NOMINEES:
   seven        |  |                        |  |              Amrit K. Das
   directors as +--+                        +--+              Jyoti Chatterjee
   follows:                                                   Bruce E. Cummings
                                                              Santanu Das
(INSTRUCTION: To withhold authority to vote for any           Stephen Owen
individual nominee, strike a line through the                 Garret W. Vreeland
nominee's name in the list provided at right.)                John J. Pepin

2. To consider and vote upon a proposal to ratify        FOR   AGAINST   ABSTAIN
   the appointment of KPMG LLP, independent             +--+    +--+      +--+
   auditors, to audit the consolidated financial        |  |    |  |      |  |
   statements of the Company for the fiscal year        +--+    +--+      +--+
   beginning April 1, 2001.

3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

                                        PLEASE CHECK IF YOU ARE PLANNING  +--+
                                        TO ATTEND THE ANNUAL MEETING      |  |
                                                                          +--+

                                                             DATED:
------------------------------     ----------------------           ------------
(Signature of Stockholder(s))      (Print Name(s) Here)

NOTE: Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.